Exhibit 10.28

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November 14, 2012 (this “Amendment”), modifies that certain Credit Agreement, dated as of February 7, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among ALEXION PHARMACEUTICALS, INC., a Delaware corporation (the “Administrative Borrower”), certain Subsidiaries of the Administrative Borrower party thereto pursuant to Section 2.15 of the Credit Agreement (each a “Designated Borrower” and, together with the Administrative Borrower, the “Borrowers” and, each a “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and J.P. MORGAN SECURITIES LLC, as joint lead arrangers and joint book managers. Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement.
RECITALS
WHEREAS, the Administrative Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and
WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements contained here, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Amendments to Credit Agreement.

(a)Section 1.01 (Definitions and Accounting Terms) of the Credit Agreement is hereby amended by:
(i)inserting the following new definitions in the appropriate alphabetical order:
““CT Intercreditor Agreement” shall mean an intercreditor agreement by and among the Administrative Agent, the state of Connecticut or a department, division or agency thereof, the Administrative Borrower and the other parties thereto (if any), in form and substance reasonably satisfactory to the Administrative Agent, as amended, restated, supplemented or otherwise modified and in effect from time to time.”; and

““CT Priority Collateral” shall mean assets of the Administrative Borrower and/or its Subsidiaries (and identifiable proceeds thereof) the acquisition of which is financed with Indebtedness permitted under Section 7.02(g)(i).”
(ii)amending the definition of the term “Loan Documents” contained in such Section 1.01 by deleting the text “and (i)” set forth therein and substituting in lieu thereof the text: “, (i) the CT Intercreditor Agreement and (j)”;
(iii)amending the definition of the term “Material Foreign Subsidiary” contained in such Section 1.01 by restating such definition in its entirety as follows:
“Material Foreign Subsidiary” means any Foreign Subsidiary which (a) has been designated by the Administrative Borrower as a Material Foreign Subsidiary in a written notice to the Administrative Agent, (b) accounts for 7.5% or more of the Administrative Borrower’s consolidated total assets or Consolidated EBITDA (determined without regard to such Foreign Subsidiary’s ownership of any other Subsidiary and as at the last day of the most recently ended period of four fiscal quarters for which financial statements have been furnished to the Administrative Agent under Section 6.01(a) or Section 6.01(b)), or (c) solely to the extent that such Foreign Subsidiary together with its Subsidiaries accounts for 7.5% or more of the Administrative Borrower’s consolidated total assets or Consolidated EBITDA (determined as at the last day of the most recently ended period of four fiscal quarters for which financial statements have been furnished to the Administrative Agent under Section 6.01(a) or Section 6.01(b)), has been designated by the Administrative Agent as a Material Foreign Subsidiary in a written notice to the Administrative Borrower; provided that if (as of the last day of any period of four fiscal quarters) the combined consolidated total assets or combined Consolidated EBITDA of all Foreign Subsidiaries that neither (x) have been designated under clause (a) or (c) above nor (y) would constitute “Material Foreign Subsidiaries” under clause (b) above, shall have exceeded 10% of the consolidated total assets of the Administrative Borrower or 15% of the Consolidated EBITDA of the Administrative Borrower, then one or more of such excluded Foreign Subsidiaries shall for all purposes of this Agreement be deemed to be Material Foreign Subsidiaries in descending order based on the amounts of their consolidated total assets until such excess shall have been eliminated. As of the Closing Date, the Material Foreign Subsidiaries are Enobia Pharma Inc., Enobia Canada L.P., and Alexion Holding B.V.
(iv)amending the definition of the term “Responsible Officer” contained in such Section 1.01 by adding the phrase “vice president of treasury,” immediately prior to the phrase “assistant treasurer” contained therein.

(b)Paragraph (b) of Section 6.01 (Financial Statements) of the Credit Agreement is hereby amended by adding the phrase “vice president of treasury,” immediately prior to the word “treasurer” contained therein;
(c)Paragraph (b) of Section 6.02 (Certificates; Other Information) of the Credit Agreement is hereby amended by adding the phrase “vice president of treasury,” immediately prior to the word “treasurer” contained therein;
(d)Clause (ii) of Paragraph (i) of Section 7.01 (Liens) of the Credit Agreement is hereby amended by restating such clause in its entirety as follows:
“(ii)    Liens securing Indebtedness permitted under Section 7.02(g)(i); provided that such Liens shall at all times be (x) subject to the CT Intercreditor Agreement and (y) except with respect to the CT Priority Collateral, junior in priority to the Liens on Collateral in favor of the Administrative Agent”;
(e)Clause (i) of Paragraph (g) of Section 7.02 (Indebtedness) of the Credit Agreement is hereby amended by deleting the amount “$20,000,000” appearing in the proviso to such clause (i) and inserting in lieu thereof the amount “$26,000,000 plus the aggregate amount of interest thereon which has been capitalized and added to the principal amount thereof”;
(f)Paragraph (a) of Section 7.03 (Investments) of the Credit Agreement is hereby amended by replacing the word “and” immediately prior to “(ii)” with the word “or”;

(g)Schedule 7.03(a) (Investment Policy) to the Credit Agreement is hereby amended by replacing such Schedule 7.03(a) with Schedule 7.03(a) attached to this Amendment; and

(h)Paragraph (f) of Section 7.05 (Dispositions) of the Credit Agreement is hereby amended by deleting the word “and” in the first line immediately after the word “practice” and inserting a comma in lieu thereof “,”;

(i)Clause (c) of Section 7.15 (Prepayments, Etc. of Indebtedness) is hereby amended by restating part (y) contained therein in its entirety as follows:

“(y) (1) so long as no Default or Event of Default has occurred and is continuing or would result therefrom (other than any Default or Event of Default which has occurred and is continuing under Section 8.01(e) solely as a result of a default under Indebtedness permitted under Section 7.02(g)(i)), Indebtedness permitted under Section 7.02(g)(i) and (2) Indebtedness permitted under Section 7.02(g)(ii) and”

(j)Clause (e) of Section 8.01 (Cross-Default) is hereby amended by:

(i)     deleting the parenthetical “(other than any Swap Contract, as to which clause (ii) below shall apply)” contained in subclause (i)(B) and inserting in lieu thereof the parenthetical “(other than (x) any Swap Contract, as to which clause (ii) below shall apply and (y) indebtedness permitted under Section 7.02(g)(i) (to the extent it then exceeds the Threshold Amount), as to which clause (iii) below shall apply)”; and

(ii)    inserting the following immediately after the end of subclause (ii) “or (iii) fails to observe or perform any agreement or condition relating to any Indebtedness permitted under Section 7.02(g)(i) (to the extent it then exceeds the Threshold Amount), or any other event occurs, the effect of which default or other event is to cause (x) the outstanding amount of such Indebtedness to be demanded or to become due (whether by acceleration or otherwise) or an offer to be required to be made to repurchase, prepay, defease or redeem the outstanding amount of such Indebtedness to be made, prior to its stated maturity or (y) the holder of such Indebtedness to commence any suit to enforce such Indebtedness or commence enforcement of remedies against any collateral securing such Indebtedness;”

(k)Article IX (Administrative Agent) of the Credit Agreement is hereby amended by inserting the following new section in the appropriate numeric order:

“9.12        Lender Acknowledgement. The Lenders hereby irrevocably authorize the Administrative Agent to enter into the CT Intercreditor Agreement, and agree to be bound by the provisions of the CT Intercreditor Agreement.”
Section 2.    Conditions Precedent. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    Documentation. Administrative Agent shall have received all of the following, in form and substance satisfactory to Administrative Agent:
(i)a fully-executed and effective Amendment executed by the Administrative Borrower, the Designated Borrower, the Guarantors, the Administrative Agent and the Required Lenders;
(ii)an incumbency certificate executed by a Responsible Officer of the Administrative Borrower evidencing the identity, authority and capacity of the vice president of treasury of the Administrative Borrower to act as a Responsible Officer in connection with the Credit Agreement and the other Loan Documents to which the Administrative Borrower is a party or is to be a party ; and
(iii)such additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby.
(b)     No Default. On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.
Section 3.    Representations and Warranties; Reaffirmation of Grant. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties of the Borrowers and each other Loan Party set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with their respective terms, subject to bankruptcy, insolvency, moratorium and other laws applicable to creditors’ rights generally and general principles of equity; provided that the Loan Parties make no representation as to the validity or enforceability of Section 11.20 and (d) except as expressly contemplated under any Loan Document, the provisions of the Collateral Documents to which such Loan Party is a party are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject only to Permitted Liens) on all right, title and interest of the respective Loan Parties in the Collateral described therein do and shall continue to secure the payment of all Obligations or Foreign Obligor Obligations, as applicable, as set forth in such respective Collateral Documents. Each Loan Party that is a party to the Security Agreement or any of the Collateral Documents hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Obligations or Foreign Obligor Obligations, as set forth therein.

Section 4.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 5.    Amendment as Loan Document. This Amendment constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an immediate Event of Default under the Credit Agreement if any representation, warranty, certification or statement of fact made by any Loan Party under or in connection with this Amendment shall have been incorrect or misleading in any material respect when made or deemed made.

Section 6.    Costs and Expenses. The Administrative Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, in each case, in accordance with Section 11.04 of the Credit Agreement.

Section 7.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE).

Section 8.    Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.    Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit Agreement, under any other Loan Document (except as expressly set forth herein) or under Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

Section 10.    Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 10. Each of the Guarantors hereby further acknowledges that the Administrative Borrower, the Designated Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.
Section 11.    Acknowledgement. The Administrative Borrower hereby represents and warrants that, as of the date hereof, attached hereto as Schedule 11 is a true and complete list of all current material assets of Alexion Montreal Corp. located in Quebec, Canada (“Alexion Montreal

Assets”). Pursuant to clause (x) of the last paragraph of Section 6.12 of the Credit Agreement (and notwithstanding the requirements of the Post Closing Agreement), the Administrative Agent hereby acknowledges that, with respect to the Alexion Montreal Assets, the cost of obtaining and perfecting a Lien with respect to such assets outweighs the benefits of the security afforded thereby. Alexion Montreal Corp. hereby acknowledges and agrees that at any time Alexion Montreal Corp. shall acquire any material assets it shall notify the Administrative Agent and, at the Administrative Agent’s request, comply with each of the requirements set forth in Section 6.12(c) of the Credit Agreement within the applicable time periods set forth therein. The Administrative Agent hereby acknowledges and agrees that the Continuing Guaranty by Enobia Pharma Corp. in favor of the Agent dated February 7, 2012 and all obligations and liabilities therein, terminated in their entirety upon the liquidation of Enobia Pharma Corp. on March 30, 2012.
Section 12.    Amalgamation. Each of the Loan Parties hereby acknowledges and confirms the following amalgamations and transactions have occurred: (a) effective February 9, 2012, Enobia Pharma Inc. changed its name to Alexion Montreal Corp.; (b) effective March 30, 2012, Enobia Pharma Corp. was dissolved; (c) effective May 30, 2012, Alexion Montreal Corp. was continued in the Province of Nova Scotia under the name Alexion Montreal Inc.; and (d) effective June 1, 2012, API Emerald Holdings ULC amalgamated with Alexion Montreal Inc. to continue as Alexion Montreal Corp., an unlimited company (“Amalco”) (collectively, such corporate changes and the amalgamation are referred to herein as the “Amalgamation”). Each of the Loan Parties (including, for greater certainty, Amalco) hereby acknowledges and confirms that, to the extent necessary, it consented to the Amalgamation, and hereby confirms that each of the Loan Documents to which it is a party continue to remain in full force and effect, unamended (except in accordance with the terms hereof) and without abrogation, impairment or limitation following the Amalgamation. Amalco acknowledges, confirms and agrees that:
(i)    Amalco is a Loan Party;
(ii)    Amalco is bound by and liable to perform all of the covenants, agreements and other obligations contained in the continuing guaranty given by Enobia Pharma Inc., Enobia Canada Limited Partnership and Alexion Holdings B.V. dated February 7, 2012, as if Amalco had executed such continuing guaranty in the first instance; and
(iii)    all of the debts, liabilities and obligations of each of API Emerald Holdings ULC, Alexion Montreal Inc., Enobia Pharma Inc. or Alexion Montreal Corp. (collectively, the “Predecessor Entities” and each a “Predecessor Entity”) arising under, by virtue of or otherwise in connection with the Loan Documents are the debts, liabilities and obligations of Amalco.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
BORROWERS:

ALEXION PHARMACEUTICALS, INC., as Administrative Borrower

By: /s/ Vikas Sinha______________________
Name: Vikas Sinha
Title: Executive Vice President and Chief Financial Officer

ALEXION PHARMA INTERNATIONAL SÀRL, as Designated Borrower

By: /s/ Nick Moore______________________
Name: Nick Moore
Title: Vice President Finance and General Manager
GUARANTORS:
ALEXION DELAWARE HOLDING LLC

By: ALEXION PHARMACEUTICALS, INC., its sole member

By: /s/ Vikas Sinha______________________
Name: Vikas Sinha
Title: Executive Vice President and Chief Financial Officer
ALEXION CAMBRIDGE CORPORATION

By: /s/ Michael V. Greco_____________________

[Alexion – Signature Page to First Amendment]

Name: Michael V. Greco
Title: President, Secretary and Treasurer

[Alexion – Signature Page to First Amendment]

GUARANTORS (cont’d):
ALEXION HOLDING B.V.

By: /s/ Michael V. Greco_____________________
Name: Michael V. Greco
Title: Director A
By: /s/ Justin Verbond _________________ ____
Name: Justin Verbond
Title: Director B

ALEXION MONTREAL CORP. (as successor by amalgamation to ENOBIA PHARMA INC.)

By: /s/ Michael V. Greco_____________________
Name: Michael V. Greco
Title: President
ENOBIA CANADA LIMITED PARTNERSHIP

By: ALEXION MONTREAL CORP., its general partner

By: /s/ Michael V. Greco_____________________
Name: Michael V. Greco
Title: President

[Alexion – Signature Page to First Amendment]

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.

By: /s/ Maurice Washington
Name: Maurice Washington
Title: Vice President

[Alexion – Signature Page to First Amendment]

LENDERS:
BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swing Line Lender

By: /s/ Lori Jou Egan_____________________
Name: Lori Jou Egan
Title: Vice President

[Alexion – Signature Page to First Amendment]

LENDERS (cont’d):
JPMORGAN CHASE BANK, N.A.

By: /s/ Peter M. Killea_____________________
Name: Peter M. Killea
Title: Senior Vice President

[Alexion – Signature Page to First Amendment]

LENDERS (cont’d):
RBS CITIZENS, NATIONAL ASSOCIATION

By: /s/ Cheryl Carangelo_____________________
Name: Cheryl Carangelo
Title: Senior Vice President

[Alexion – Signature Page to First Amendment]

LENDERS (cont’d):
SUNTRUST BANK

By: /s/ Dana Dhaliwal_____________________
Name: Dana Dhaliwal
Title: Director

[Alexion – Signature Page to First Amendment]

LENDERS (cont’d):
SOVEREIGN BANK, N.A.

By: /s/ William R. Rogers_____________________
Name: William R. Rogers
Title: Senior Vice President

LENDERS (cont’d):
PEOPLE’S UNITED BANK

By: /s/ William R. Rogers_____________________
Name: Robert Hazard
Title: Senior Vice President

LENDERS (cont’d):
THE HUNTINGTON NATIONAL BANK

By: /s/ Jared Shaner_____________________
Name: Jared Shaner
Title: Authorized Signer

SCHEDULE 7.03(a)
INVESTMENT POLICY

SCHEDULE 11
ALEXION MONTREAL ASSETS
99.99% direct ownership of Enobia Canada L.P. As of the Closing Date, Enobia Canada L.P. held the
Company’s intellectual property. Subsequent to the Closing Date and pursuant to the Restructuring, the intellectual property held by Enobia Canada L.P. was transferred to Alexion Pharma International Sàrl (a
Designated Borrower and the direct parent of Alexion Montreal Corp.). The Administrative Borrower
expects to liquidate Enobia Canada L.P. in the fourth quarter of 2012 or early 2013.